AMENDMENT SIX
                                   to the
                                VAR AGREEMENT
                                   between
                     SYSTEMS & COMPUTER TECHNOLOGY, INC.
                                     and
                             ORACLE CORPORATION

This document ("Amendment Six") shall serve to amend the VAR Agreement and any amendments thereto between Systems & Computer Technology, Inc. (the "VAR") and Oracle Corporation ("Oracle") dated September 1, 1991 (the "Agreement").

The Agreement is hereby amended as follows:

In Section 2.3.A.1 of the Agreement, add the word "Morocco" to the end of such Section.

Other than the addition of the foregoing, the Agreement remains unchanged and in full force and effect.

The Effective Date of this Amendment Six is November 1, 1993.



SYSTEMS & COMPUTER
TECHNOLOGY, INC.                    ORACLE CORPORATION

By:    /s/ Michael D. Chamberlain   By:   /s/ Anna Song
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Name:  Michael D. Chamberlain       Name: Anna Song
       --------------------------         ----------------------------------

Title: President, STS Division      Title: Group Manager - Channels Contracts
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